UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2026

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2026, the Company issued a press release regarding its financial results for the second fiscal quarter ended June 27, 2026. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Use of Non-GAAP Financial Information:

Included within this current report non-GAAP financial measures, including non-GAAP gross margin/profit, net income (loss) and net income (loss) adjusted earnings per share, operating income (loss), operating expense, effective tax rate, net cash per share and Adjusted EBITDA that supplement the Company’s Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets, restructuring costs, manufacturing transition and severance costs, change in indemnification receivable, duplicate facility costs, acquisition and financing costs and associated professional fees, fair value adjustment to contingent consideration, pension curtailment adjustments and amortization of cloud-based software implementation costs (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward-looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this current report and accompanying materials may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding effects of growth in revenue in certain vertical markets; new market entries, product introductions or customer adoptions and corresponding performance metrics or financial impacts; product market projected growth and market sizes and related revenue opportunities; expectations related to our FY2026 outlook, including annual and/or quarterly projections; estimates regarding capital expenditures and other costs related to the ramp in the business; estimates related to tax expenses; and any other statements that are predictive in nature and depend upon or refer to future events or conditions; and/or include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend;” and/or other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third-party industry analyst forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results and future business conditions could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: rapid technology changes and product transition and investment risks; industry cyclicality, seasonality and volatility; outsourced manufacturing and supply chain disruptions or dependencies; product defects and quality issues; supplier concentration and part shortages; inflation and interest rate exposure; high customer concentration and rapid innovation cycles; semiconductor industry consolidation; operational strain from rapid shifts in demands; failure to meet innovation demands of customers and industries; talent attraction and retention challenges; AI related risks; international operations complexity; trade barriers and tariffs; geopolitical instability; natural disasters and health events; climate transition and physical risks; stakeholder ESG expectations; M&A and strategic transaction risks; acquisition integration risks; risks related to gaining access to capital; foreign currency exposure; restructuring and impairment charges; financial institution instability; goodwill and intangible asset impairment charges; stock price volatility; underperformance against stock price or financial metric targets; indebtedness and covenant limits; dilution from equity issuances or note conversions; share repurchase uncertainties; anti takeover provisions; export controls and trade regulation; tax law changes and audits; environmental regulatory compliance; changing U.S. and foreign policy landscape; cybersecurity breaches or threats; IP protection challenges; IP infringement claims; data privacy obligations; or litigation risk.

These and other risks and uncertainties are discussed more fully in Cohu’s filings with the SEC, including our most recent Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

The Exhibit listed below is being furnished with this Current Report on Form 8-K.

(d) Exhibits

Exhibit No. - 99.1

Second Quarter 2026 Earnings Release, dated July 30, 2026, of Cohu, Inc.

Exhibit No. - 104

Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

July 30, 2026	By:	/s/ Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: Senior VP Finance & Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Second Quarter 2026 Earnings Release, dated July 30, 2026, of Cohu, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)